Exhibit 10.1

SMART GLOBAL HOLDINGS, INC.

AMENDMENT NO. 5 TO

INVESTORS SHAREHOLDERS AGREEMENT

Dated as of June 20, 2018

SMART GLOBAL HOLDINGS, INC.

AMENDMENT NO. 5 TO INVESTORS SHAREHOLDERS AGREEMENT

This AMENDMENT NO. 5 TO INVESTORS SHAREHOLDERS AGREEMENT (this “Amendment”), dated as of June 20, 2018, amends the Amended and Restated Investors Shareholders Agreement, dated as of November 5, 2016 (the “Original A&R Investors Shareholders Agreement”) and as amended by Amendment No. 2 to Investors Shareholders Agreement dated as of May 30, 2017, and Amendment No. 3 to Investors Shareholders Agreement dated as of October 17, 2017 and amended by Amendment No. 4 to Investors Shareholders Agreement dated as of January 22, 2018 (as previously amended, the “A&R Investors Shareholders Agreement” and, together with this Amendment, this “Agreement”), by and among SMART Global Holdings, Inc. (f/k/a Saleen Holdings, Inc.), a Cayman Islands exempted company (together with its successors and assigns, the “Company”), Silver Lake Partners III Cayman (AIV III), L.P., a Cayman Islands exempted limited partnership (the “SLP Investor”), Silver Lake Technology Investors III Cayman, L.P., a Cayman Islands exempted limited partnership (the “SLP Co-Investor”), Silver Lake Sumeru Fund Cayman, L.P., a Cayman Islands exempted limited partnership (the “SLS Investor”), Silver Lake Technology Investors Sumeru Cayman, L.P., a Cayman Islands exempted limited partnership (the “SLS Co-Investor”), the Management Investors (as defined in the A&R Investors Shareholders Agreement) and the Warrant Investors (as defined in the A&R Investors Shareholders Agreement).

WHEREAS, the Company, the SLP Investor, the SLP Co-Investor, the SLS Investor, the SLS Co-Investor and the initial Management Investors named therein entered into that certain Management Investors Shareholders Agreement, dated as of August 26, 2011 (the “Initial Agreement”), in order to set forth certain rights and other terms in connection with ownership of ordinary shares of the Company;

WHEREAS, the Company, the SLP Investor, the SLP Co-Investor, the SLS Investor and the SLS Co-Investor entered into the Original A&R Investors Shareholders Agreement to amend and restate the Initial Agreement in connection with the Amended Credit Agreement (as defined in the Original A&R Investors Shareholders Agreement) in order to set forth certain rights and obligations of the Warrant Investors with respect to the ownership of equity securities of the Company by the Warrant Investors, and the Management Investors and the Warrant Investors became parties thereto; and

WHEREAS, the Company, the SLP Investor, the SLP Co-Investor, the SLS Investor and the SLS Co-Investor desire to amend certain sections A&R Investors Shareholders Agreement.

NOW, THEREFORE, in consideration of the agreements and obligations set forth in this Agreement and for other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1

Article I

DEFINITIONS

Section 1.1.Definitions. Capitalized terms that are defined in the preamble or the recitals hereto shall have such meanings throughout this Amendment. Capitalized terms used but not defined in this Amendment shall have the meanings assigned thereto in the A&R Investors Shareholders Agreement. The meanings assigned to all defined terms used in this Amendment shall be equally applicable to both the singular and plural forms of such defined terms.

Article II

Amendments

Section 2.1.Amendment to Exhibit C of the A&R Investors Shareholders Agreement. Exhibit C to the A&R Investors Shareholders Agreement is deleted in its entirety and replaced with Exhibit C attached hereto.

Article III

MISCELLANEOUS

Section 3.1.The A&R Investors Shareholders Agreement.  Except as provided herein, all terms and conditions of the A&R Investors Shareholders Agreement remain in full force and effect.

Section 3.2.Governing Law.  This Agreement and all claims or causes of action (whether in tort, contract or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws, except that Cayman Islands law shall apply in respect of any fiduciary duty or any mandatory provision of Cayman Islands corporate law.

Section 3.3.Severability.  If any portion of this Agreement shall be declared void or unenforceable by any court or administrative body of competent jurisdiction, such portion shall be deemed severable from the remainder of this Agreement, which shall continue in all respects valid and enforceable.

Section 3.4.Counterparts.  This Agreement may be executed in any number of counterparts (which delivery may be by electronic transmission), each of which shall be deemed an original, but all of which together shall constitute a single instrument.

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IN WITNESS WHEREOF, each of the undersigned has executed this Amendment No. 5 to Investors Shareholders Agreement or caused this Amendment No. 5 to Investors Shareholders Agreement to be signed by its officer thereunto duly authorized as a deed as of the date first written above.

COMPANY:

SMART GLOBAL HOLDINGS, INC.		In the presence of:

By:	/s/ Jack Pacheco	/s/ Debbie Borden
	Name: Jack Pacheco	Signature of Witness
	Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer	Name of Witness: Debbie Borden

[Signature Pages Follow]

[Signature Page for Amendment No. 5 to Investors Shareholders Agreement]

SLP INVESTOR:

SILVER LAKE PARTNERS III CAYMAN
(AIV III), L.P.

By:	Silver Lake Technology Associates III Cayman, L.P., its General Partner

By:	Silver Lake (Offshore) AIV GP III, Ltd., its General Partner

In the presence of:

By:	/s/ Kenneth Hao	/s/ Phuong Kwan
	Name: Kenneth Hao	Signature of Witness
	Title: Director	Name of Witness: Phuong Kwan

SLP CO-INVESTOR:

Silver Lake Technology Investors
III Cayman, L.P.

By:	Silver Lake Technology Associates III Cayman, L.P., its General Partner

By:	Silver Lake (Offshore) AIV GP III, Ltd., its General Partner

In the presence of:

By:	/s/ Kenneth Hao	/s/ Phuong Kwan
	Name: Kenneth Hao	Signature of Witness
	Title: Director	Name of Witness: Phuong Kwan

[Signature Page Follows]

[Signature Page for Amendment No. 5 to Investors Shareholders Agreement]

SLS INVESTOR:

SILVER LAKE SUMERU FUND CAYMAN, L.P.

By:	Silver Lake Technology Associates Sumeru Cayman, L.P., its General Partner

By:	SLTA Sumeru (GP) Cayman, L.P., its General Partner

By:	Silver Lake Sumeru (Offshore) AIV GP, Ltd., its General Partner

In the presence of:

By:	/s/ Paul Mercadante	/s/ Christine Ordesta
	Name: Paul Mercadante	Signature of Witness
	Title: Director	Name of Witness: Christine Ordesta

SLS CO-INVESTOR:

Silver Lake Technology Investors
Sumeru Cayman, L.P.

By:	Silver Lake Technology Associates Sumeru Cayman, L.P., its General Partner

By:	SLTA Sumeru (GP) Cayman, L.P., its General Partner

By:	Silver Lake Sumeru (Offshore) AIV GP, Ltd., its General Partner

In the presence of:

By:	/s/ Paul Mercadante	/s/ Christine Ordesta
	Name: Paul Mercadante	Signature of Witness
	Title: Director	Name of Witness: Christine Ordesta

[Signature Page for Amendment No. 5 to Investors Shareholders Agreement]

EXHIBIT C

KEY MANAGEMENT INVESTORS

None

[Amendment No. 5 to Investors Shareholders Agreement]